UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) June 5, 2013

NORTHRIDGE VENTURES INC.

(Exact name of registrant as specified in its chapter)

Nevada	000-52239	98-0449083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wall Street, 20th Floor

New York, NY 10005

(Address of principal executive offices)

(212) 618-1312

(Registrant's telephone number, including area code)

187 East Warm Springs Road,

Suite B153, Las Vegas, NV 89119

(Former name or former address, if changed since last report)

Copies to:

Andrea Cataneo, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, NY 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant.

On June 5, 2013, pursuant to a securities purchase agreement between Universe Capital Partners, LLC and the selling shareholders named therein, Universe Capital Partners LLC (“UCP”) purchased 37,650,000 shares of common stock of Northridge Ventures Inc. (the “Company”), representing 99.1% of the outstanding shares of the Company’s common stock, for a purchase price of $238,000, resulting in a change in control of the Company. The source of the funds was UCP’s working capital.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 7, 2013, Andrew Grundman and Michael Williams resigned as officers of the Company, Russell Covarrubia was appointed President and Chief Executive Officer of the Company, and Siva Pillarisetty was appointed Treasurer and Secretary of the Company.

Siva Pillarisetty, 44, has been President of UCP and Chief Investment Officer of UCP Multi Strategy Equity Fund, LLC since January 2013. From March 1995 until January 2013, Mr. Pillarisetty was owner, President and Chairman of Pillar Mortgage Corp. a residential and commercial mortgage brokerage and from September 1993 until January 2013 he also owned and operated Pillar Consulting Group as a sole proprietor.

Russell Covarrubia, 23, has been a Marine since October 2008. From June 2011 to August 2011, Mr. Covarrubia was with Curing Capital out of Atlanta, Georgia. From August 2011 to February 2012, Mr. Covarrubia was with AGS Capital, LLC, where he helped structure equity financings for public companies on major stock exchanges. From February 2012 to December 2013, he was at Lighthouse Capital Partners, where he became a partner and helped to revamp the company’s marketing and business strategies. Since December 2012, he has been with UCP, becoming Vice President, and where he began a marketing plan to high net-worth investors and institutional investors.

Effective upon the Company’s meeting its information obligations under the Securities Exchange Act of 1934, as amended, Andrew Grundman will also resign as the sole director of the Company, and Erodogan Cetin, Russell Covarrubia, Siva Pillarisetty, and Nicholas John Lethbridge King will be elected directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2013	Northridge Ventures Inc.

/s/ Russell Covarrubia
Russell Covarrubia
Chief Executive Officer